SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549



Form 8-K

CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934


Date of Report:
October 6, 1994

Salomon Inc
(Exact name of registrant as specified in its charter)




Delaware                  1-4346                22-1660266
(State of Incorporation) (Commission File No.) (IRS Employer
                                         Identification No.)




Seven World Trade Center, New York, New York       10048
 (Address of Principal Executive Offices)        (Zip Code)



(212) 783-7000
(Registrant's Telephone No.)

Item 5.  Other Events

On October 6, 1994, the Registrant issued a press release, a copy of which is filed herewith as Exhibit 99 and incorporated herein by reference in its entirety.



         Exhibits:

        (99)  Press release dated October 6, 1994

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        SALOMON INC
                                        (Registrant)


Date:  October 6, 1994        By:    /s/  David C.Fisher
                                          Controller